UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2020

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Officer Exchange Agreements

On September 30, 2020, RespireRx Pharmaceuticals Inc. (the “Company”) entered into Exchange Agreements (the “Officer Exchange Agreements”) with each of Timothy Jones, the President and Chief Executive Officer of the Company, Jeff Eliot Margolis, the Senior Vice President, Chief Financial Officer, Treasurer, and Secretary of the Company, and Arnold S. Lippa, the Executive Chairman and Chief Scientific Officer of the Company (each, an “Officer”). Each Officer is also a member of the Board of Directors of the Company (the “Board”).

Pursuant to the terms of the Officer Exchange Agreements, each Officer exchanged his right to receive certain accrued compensation from the Company in exchange for shares of Series H 2% Voting, Non-Participating, Convertible Preferred Stock (“Series H Preferred Stock”) of the Company. Mr. Jones exchanged his right to receive $28,218 in accrued compensation for 28.218 shares of the Series H Preferred Stock, Mr. Margolis exchanged his right to receive $150,000 in accrued compensation for 150 shares of the Series H Preferred Stock, and Dr. Lippa exchanged his right to receive $100,000 in accrued compensation for 100 shares of the Series H Preferred Stock. The Series H Preferred Stock is convertible into Conversion Units (as defined in the Certificate of Designation) consisting of one share of common stock of the Company, par value $0.001 per share (“Common Stock”) and a warrant exercisable into one share of Common Stock (such warrant having an initial exercise price of $0.007 per share).

Entry into the Officer Exchange Agreements was approved by the disinterested member of the Company’s Board; Mr. Jones, Mr. Margolis and Dr. Lippa recused themselves from voting.

Vendor Exchange Agreements

On September 30, 2020, the Company also entered into Exchange Agreements (the “Vendor Exchange Agreements”) with each of Marc M. Radin PC and the Patent Network Law Group (each, a “Vendor”). Pursuant to the terms of the Vendor Exchange Agreements, each Vendor exchanged its right to receive cash for accounts payable from the Company in exchange for shares of Series H Preferred Stock of the Company. Marc M. Radin PC exchanged its right to receive $135,659.48 of accounts payable for 135.65948 shares of Series H Preferred Stock, and Patent Network Law Group exchanged its right to receive $105,450 of accounts payable for 105.45 shares of Series H Preferred Stock.

Commitment Note Amendment

On September 30, 2020, the Company and White Lion Capital, LLC (“White Lion”) entered into an amendment (the “Note Amendment”) to that certain 8% Fixed Promissory Note, dated as of July 28, 2020 (the “Commitment Note”), issued by the Company for the benefit of White Lion. The Note Amendment amends the Commitment Note by increasing the original principal amount from $25,000 to $40,000. The Note Amendment was executed by the Company in consideration for White Lion’s agreement to extend the deadline by which the Company must file a registration statement on Form S-1 to October 10, 2020 pursuant to that certain Equity Purchase Agreement (the “EPA”) by and between the Company and White Lion, dated as of July 28, 2020. The deadline had previously been extended from September 9, 2020 to September 23, 2020.

The EPA and the Commitment Note were filed by the Company on August 3, 2020 as exhibits to a Current Report on Form 8-K.

The foregoing descriptions of the Officer Exchange Agreements, the Vendor Exchange Agreements and the Note Amendment do not purport to be complete and are qualified in their entirety by reference to the Officer Exchange Agreements, the Vendor Exchange Agreements and the Note Amendment, copies of which are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2, 99.3. 99.4, 99.5 and 99.6, respectively. The information set forth in Item 3.02 herein is incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Each Officer and Vendor made representations to the Company in the Exchange Agreements that they met the accredited investor definition of Rule 501 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and the Company relied on such representations.

The issuances of Series H Preferred Stock described in Item 1.01 herein were made in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. These transactions were not conducted in connection with a public offering and the participants in these transactions did not rely on, and the Company did not make, any public solicitation or advertisement in connection with these transactions.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Designation of Series H Preferred Stock

On September 30, 2020, the Company filed an Amendment (the “CoD Amendment”) to the Certificate of Designation, Preferences, Rights and Limitations (the “Certificate of Designation”) of its Series H Preferred Stock with the Secretary of State of the State of Delaware. The filing of the CoD Amendment was approved by the Board on September 30, 2020, and by the holders of the majority of the outstanding shares of Series H Preferred Stock on September 30, 2020.

The CoD Amendment increases the number of shares of preferred stock designated as Series H Preferred Stock from 1,200 to 3,000. All other terms of the Certificate of Designation remain unchanged and in full force and effect.

The foregoing description of the CoD Amendment is qualified in its entirety by reference to the CoD Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 8.01 Other Events

Waiver of Reserve Requirements

On September 30, 2020, the Company completed receipt of affirmative written confirmations from holders (each, a “Noteholder”) of several of the Company’s outstanding convertible notes and related warrants that require the Company to reserve shares of Common Stock for issuance upon conversion or exercise thereof of their agreement to waive such reserve requirements until November 25, 2020. The waivers became effective upon receipt of confirmation of the acceptance of the waiver requests by the Company from all requested parties, the last of which was received on September 30, 2020. The reserve requirements associated with certain currently convertible notes and warrants were not waived and remain in effect. The waivers were necessary to permit the issuances of the Series H Preferred Stock described in Item 1.01 and the Series H Preferred Stock conversions and warrant exercises discussed below.

Grant of Common Stock Options

On September 30, 2020, the Board granted a non-qualified option exercisable into 5,000,000 shares of Common Stock to Kathryn MacFarlane, a non-qualified option exercisable into 2,000,000 shares of Common Stock to David Dickason, and additional non-qualified options exercisable into 10,000,000 shares of Common Stock in the aggregate to vendors, in each case on either a discretionary basis or for services rendered. Certain of the options vested on issuance, and the remainder will vest at various intervals, with the latest vesting on September 30, 2021. All of the options will expire on September 30, 2025. The exercise price of the options is the closing per share market price of shares of Common Stock as of the date of issuance, which was $0.0054 per share.

The foregoing description of the options granted does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Non-Statutory Stock Option Award Agreement under the 2015 Plan, a copy of which was filed by the Company on July 8, 2015, as Exhibit 10.2 to a Current Report on Form 8-K, and which is incorporated herein by reference, as supplemented by the addendum thereto, a copy of which was filed by the Company on December 14, 2017, as Exhibit 10.5 to a Current Report on Form 8-K, which is also incorporated herein by reference.

Amendment to Crown Bridge Note

On September 29, 2020, the Company and Crown Bridge Partners, LLC (“Crown Bridge”) agreed by email to amend, effective as of September 29, 2020, that certain Convertible Promissory Note, dated as of May 17, 2019 (the “CB Note”), and that certain Common Stock Purchase Warrant, dated as of May 17, 2019 (the “CB Warrant”), each issued by the Company for the benefit of Crown Bridge. The amendment reduces the number of authorized shares of Common Stock that the Company must reserve for issuance from ten times the number of shares that are issuable upon full conversion of the CB Note and full exercise of the CB Warrant to six times the number of shares that are issuable upon full conversion of the CB Note and full exercise of the CB Warrant.

The CB Note and CB Warrant were filed by the Company on May 23, 2019 as exhibits to a Current Report on Form 8-K.

Outstanding Share Count

As of close of business on September 30, 2020, there were 577,842,003 shares of Common Stock issued and outstanding as compared to 307,430,693 shares issued and outstanding as of August 17, 2020, as reported on the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. The increase of 270,411,310 shares issued and outstanding resulted from the conversion of all of the outstanding shares of Series H Preferred Stock, inclusive of accrued but unpaid dividends, into 253,774,260 shares of Common Stock, as well as the exercise of outstanding warrants into 16,637,050 shares of Common Stock. An aggregate of 216,100,903 of such newly issued shares of Common Stock were issued to Mr. Jones and the various trusts into which all Series H Preferred Stock received by both Mr. Margolis and Dr. Lippa were previously transferred.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1*	Amendment to Certificate of Designation, Preferences, Rights and Limitations of Series H 2% Voting, Non-Participating, Convertible Preferred Stock.
99.1*	Exchange Agreement, dated September 30, 2020, between RespireRx Pharmaceuticals Inc. and Timothy Jones.
99.2*	Exchange Agreement, dated September 30, 2020, between RespireRx Pharmaceuticals Inc. and Jeff Eliot Margolis.
99.3*	Exchange Agreement, dated September 30, 2020, between RespireRx Pharmaceuticals Inc. and Arnold S. Lippa.
99.4*	Exchange Agreement, dated September 30, 2020, between RespireRx Pharmaceuticals Inc. and Marc Radin PC.
99.5*	Exchange Agreement, dated September 30, 2020, between RespireRx Pharmaceuticals Inc. and Patent Network Law Group. **
99.6*	Amendment No. 1 to 8% Fixed Promissory Note, dated September 30, 2020
99.7	Form of Non-Statutory Stock Option Award Agreement, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 8, 2015, incorporated herein by reference.
99.8	Addendum No. 1 to Form of Non-Statutory Stock Option Award Agreement under the Amended and Restated 2015 Stock and Stock Option Plan, filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on December 14, 2017, incorporated herein by reference.

*Filed herewith

**Certain information in Exhibit 99.5 has been omitted pursuant to instruction 4 of Item 1.01 of Form 8-K because it is both not material and the information is already included within the exhibit in a manner that conveys the subject matter of the omitted schedule. The Company undertakes to furnish a copy of the schedule to the Securities and Exchange Commission upon request.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2020	RESPIRERX PHARMACEUTICALS INC. (Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis SVP, CFO, Secretary and Treasurer